EXHIBIT NO.  99(a)

                      UNITED CAPITAL CORP. AND SUBSIDIARIES
                      CONSOLIDATED PROFORMA BALANCE SHEETS
                    AS OF JUNE 30, 1995 AND DECEMBER 31, 1994
                                   (UNAUDITED)

                                                                         1995                     1994
                                                                         ----                     ----
CURRENT ASSETS:
     Cash and cash equivalents                                        $2,356,426                $1,584,744
     Marketable securities                                                81,691                   594,070
     Notes and accounts receivable, net                               16,378,660                16,146,086
     Inventories                                                       8,109,640                 8,955,097
     Prepaid expenses and other current assets                           643,570                 4,564,311
     Deferred income taxes                                               772,777                   768,343
                                                                    ------------              ------------

         Total current assets                                         28,342,764                32,612,651
                                                                    ------------              ------------

PROPERTY, PLANT AND EQUIPMENT, net                                     8,892,370                 8,658,417

REAL PROPERTY HELD FOR RENTAL, net                                    69,311,768                75,071,300

NONCURRENT NOTES RECEIVABLE                                            3,334,362                   696,228

OTHER ASSETS                                                           4,730,157                 4,964,593

DEFERRED INCOME TAXES                                                    844,785                   421,241
                                                                    ------------              ------------

         Total assets                                               $115,456,206              $122,424,430
                                                                    ============              ============


CURRENT LIABILITIES:
     Current maturities of long-term debt                             $9,429,317                $9,597,459
     Borrowings under revolving credit facilities                      6,000,000                 6,000,000
     Accounts payable and accrued liabilities                         15,983,129                18,491,609
     Income taxes payable                                              2,160,910                 1,919,570
                                                                    ------------              ------------

         Total current liabilities                                    33,573,356                36,008,638

LONG-TERM LIABILITIES:
     Long -term debt                                                  47,561,168                48,864,413
     Other long-term liabilities                                       8,357,983                 8,262,403
                                                                    ------------              ------------

         Total liabilities                                            89,492,507                93,135,454
                                                                    ------------              ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:

     Common stock                                                        562,459                   605,127
     Additional paid-in capital                                       10,245,932                14,531,320
     Retained earnings                                                15,102,052                14,090,666
     Net unrealized gain on marketable securities, net of tax             53,256                    61,863
                                                                    ------------              ------------

         Total stockholders' equity                                   25,963,699                29,288,976
                                                                    ------------              ------------

         Total liabilities and stockholders' equity                 $115,456,206              $122,424,430
                                                                    ============              ============




       See Accompanying Notes to Unaudited Proforma Financial Information

                      UNITED CAPITAL CORP. AND SUBSIDIARIES
                 CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                            Proforma                  Proforma
                                                                        Six Months Ended        Twelve Months Ended
                                                                          June 30, 1995           December 31, 1994
                                                                          -------------           -----------------
REVENUES:
   Net sales                                                             $32,443,593                 $55,005,965
   Rental revenues from real estate operations                            11,047,124                  21,987,956
                                                                         -----------                 -----------

   Total revenues                                                         43,490,717                  76,993,921
                                                                         -----------                 -----------

COSTS AND EXPENSES:
   Cost of sales                                                          24,105,901                  42,737,647
   Real estate operations -
     Mortgage interest expense                                             2,278,852                   4,948,591
     Depreciation expense                                                  3,170,611                   6,362,426
     Other operating expenses                                              2,694,346                   5,449,007
   General and administrative expenses                                     3,989,153                   7,128,586
   Selling expenses                                                        2,999,342                   6,021,789
                                                                         -----------                 -----------

     Total costs and expenses                                             39,238,205                  72,648,046
                                                                         -----------                 -----------

     Income from continuing operations                                     4,252,512                   4,345,875
                                                                         -----------                 -----------

OTHER INCOME (EXPENSE):
   Interest expense, net of dividend and interest income                    (242,504)                   (532,370)
   Other income and expense, net                                           1,306,241                   2,819,493
                                                                         -----------                 -----------

      Total other income (expense)                                         1,063,737                   2,287,123
                                                                         -----------                 -----------

     Income from continuing operations before income taxes                 5,316,249                   6,632,998

Provision for income taxes                                                 2,324,000                   3,012,000
                                                                         -----------                 -----------

     Income from continuing operations                                     2,992,249                   3,620,998

DISCONTINUED OPERATIONS:
   Loss from discontinued operations, net of income
   tax benefit of $780,000 and $360,000 respectively                      (1,512,961)                   (688,354)

   Provision for disposition, net of income tax benefit of
   $2,040,000 and $1,800,000, respectively                                (3,960,000)                 (3,492,098)
                                                                         -----------                 -----------

   Loss from discontinued operations, net of  tax                         (5,472,961)                 (4,180,452)
                                                                         -----------                 -----------

     Net loss                                                            ($2,480,712)                  ($559,454)
                                                                         ===========                 ===========

Loss per share:

     Income from continuing operations                                    $      .50                  $      .59
     Loss from discontinued operations, net of tax                              (.91)                       (.68)
                                                                         -----------                 -----------
     Net loss                                                            ($      .41)                ($      .09)
                                                                         ===========                 ===========

Weighted average number of common shares outstanding                       6,006,982                   6,169,031
                                                                         ===========                 ===========

       See Accompanying Notes to Unaudited Proforma Financial Information

                      UNITED CAPITAL CORP. AND SUBSIDIARIES
                NOTES TO UNAUDITED PROFORMA FINANCIAL INFORMATION

         Note 1.

         The accompanying unaudited consolidated proforma balance sheets and statements of operations are intended to represent the effects of the disposition of the Registrant's investment in Kentile, Inc. ("Kentile") as of the respective dates of such statements, and do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

         The accompanying proforma financial information is not necessarily indicative of the actual results that would have occurred had the disposition occurred as of such dates.

         Note 2.

         In August 1995 the operations of the Registrant's Kentile subsidiary ceased when its raw material stocks were exhausted resulting from an unwillingness of major trade suppliers of Kentile to extend further credit. The attached unaudited consolidated proforma balance sheets and statements of operations assume that the operations of Kentile were discontinued and disposed of as of the respective dates of such statements. The provision for disposition in the attached unaudited consolidated statements of operations includes estimated costs of disposition. Additional costs could be incurred as the Registrant moves forward in this matter, including disposition of the assets of Kentile, and management will continue to monitor these developments. Net sales of Kentile during the six months ended June 30, 1995 were $16,271,000 as compared to $29,894,000 for the period from March 14, 1994, the date of acquisition, to December 31, 1994.